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                                                                    Exhibit 5(c)

(PRUDENTIAL FINANCIAL LOGO)

                                                  STRATEGIC PARTNERS(SM) ADVISOR
PRUCO LIFE INSURANCE COMPANY,                       VARIABLE ANNUITY APPLICATION
a Prudential Financial company        Flexible Payment Variable Deferred Annuity

                     On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance
                     Company, a Prudential company.

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1  CONTRACT          Contract number (if any) __________________________
   OWNER
   INFORMATION       [ ] Individual   [ ] Corporation   [ ] UGMA/UTMA [ ] Other

                     TRUST: [ ] Grantor   [ ] Revocable   [ ] Irrevocable         TRUST DATE   _____   ___   ____
                                                                                               month   day   year

                     Name of owner (first, middle initial, last name)
                     _____________________________________________________________________________________________
                     Street                                                                                  Apt.
                     _____________________________________________________________________________________   _____
                     City                                             State       ZIP code
                     ______________________________________________   _________   ______________ - _______________
                     Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
                     __________________________   ________   ________   ________  _________   _________ - ________

                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of

                        [ ] Male        [ ] Resident alien     ___________________________________________________
                                                           Attach the applicable IRS From W-8(BEN, ECL, EXP, IMY).

                     If a corporation or trust is indicated above, please check the following as it applies.

                     [ ] Tax-exempt entity under IRS Code 501  [ ] Trust acting as agent for an individual under
                                                                   IRS Code 72(u)

2  JOINT             The joint owner can only be the owner's spouse and must be listed as the primary beneficiary.
   OWNER
   INFORMATION       Name of joint owner (first, middle initial, last name)
   (if any)          _____________________________________________________________________________________________
   Do not            Street (Leave address blank if same as owner.)                                          Apt.
   complete if       _____________________________________________________________________________________   _____
   you are           City                                             State       ZIP code
   opening           ______________________________________________   _________   ______________ - _______________
   an IRA.           Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
                     __________________________   ________   ________   ________  _________   _________ - ________

                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of
                        [ ] Male        [ ] Resident alien     ___________________________________________________

3  ANNUITANT         This section must be completed only if the annuitant is not the owner or if the owner is a
   INFORMATION       trust or a corporation.
   (if different
   than the          Name of annuitant (first, middle initial, last name)
   owner)            _____________________________________________________________________________________________
                     Street (Leave address blank if same as owner.)                                          Apt.
                     _____________________________________________________________________________________   _____
                     City                                             State       ZIP code
                     ______________________________________________   _________   ______________ - _______________
                     Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
                     __________________________   ________   ________   ________  _________   _________ - ________

                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of
                        [ ] Male        [ ] Resident alien     ___________________________________________________

Pruco Corporate Office: Pruco Life Insurance Company, Phoenix, AZ 85014

ORD 99760                                                    ORD99760 Ed. 3/2006
                                               SP ADVISOR Kit order no: ORD01020


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4  CO-ANNUITANT      Name of co-annuitant (first, middle initial, last name)
   INFORMATION       _____________________________________________________________________________________________
   (if any)
   Do not            Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
   complete if you   __________________________   ________   ________   ________  _________   _________ - ________
   are opening
   an IRA.           A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of
                        [ ]  Male       [ ] Resident alien     ___________________________________________________

5  BENEFICIARY       [X] PRIMARY CLASS
   INFORMATION
   (Please add       Name of beneficiary (first, middle initial, last name) If trust, include name of trust and
   additional        trustee's name.
   beneficiaries     _____________________________________________________________________________________________
   in section 16.)
                     TRUST: [ ] Revocable   [ ] Irrevocable    Trust date (mo., day, year)   _____   _____   _____

                     Beneficiary's relationship to owner _________________________________________________________

                     CHECK ONLY ONE: [ ] Primary class   [ ] Secondary class

                     Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

                     _____________________________________________________________________________________________

                     TRUST: [ ] Revocable   [ ] Irrevocable    Trust date (mo., day, year)   _____   _____   _____

                     Beneficiary's relationship to owner ___________________________________________

6  ELECTION OF       Check one of the following two Death Benefit options.
   BENEFITS
                     [ ] Basic Death Benefit.

                     [ ] Enhanced Death Benefit (Roll-Up and an annual Step-Up).

                     Indicate below if you want to elect the Lifetime Five Income Benefit.
                     (Allocation restrictions may apply. See prospectus for details.)

                     [ ] Yes, I would like to elect the Lifetime Five Income Benefit.

7  TYPE OF           PLAN TYPE. Check only one:
   PLAN AND
   SOURCE OF         [ ] Non-qualified        [ ] Traditional IRA
   FUNDS
   (minimum of       [ ] Roth IRA/Custodial   [ ] Custodial Account (PSI only)
   $10,000)          _____________________________________________________________________________________________

                     SOURCE OF FUNDS. Check all that apply:

                     [ ] Total amount of the check(s) included with this
                         application. (Make checks payable to Prudential.)       $______ , ______ , ______ . _____

                     [ ] IRA Rollover                                            $______ , ______ , ______ . _____

                     If Traditional IRA  or IRA new contribution(s) for the current and/or previous year, complete the following:
                     $____, ________ . ________   Year __________   $____ , ________ . ________   Year ___________

                     [ ] 1035 Exchange (non-qualified only), estimated amount:   $______ , ______ , ______ . _____

                     [ ] IRA Transfer (qualified), estimated amount:             $______ , ______ , ______ . _____

                     [ ] Direct Rollover (qualified), estimated amount:          $______ , ______ , ______ . _____

                     [ ] Roth Conversion IRA, establishment date.*                _____   ___   ____
                                                                                  month   day   year

*    This is the date you originally converted from a traditional IRA to a Roth
     Conversion IRA. (If omitted, the current tax year will be used). This is required for the IRA five-tax year, holding period requirement.

     A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN
     A TAXABLE EVENT WHICH WILL BE REPORTED TO THE INTERNAL REVENUE SERVICE.

ORD 99760                                                             Ed. 3/2006


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8  PURCHASE          Please write in the percentage of your payment that you want to allocate to the following
   PAYMENT           options. The total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED
   ALLOCATION(S)     BELOW, THE APPLICANT MUST INITIAL THE CHANGES.

VARIABLE INVESTMENT OPTIONS                     OPTION CODES     %
---------------------------                     ------------   ----
Prudential Equity Portfolio                        STOCK
Prudential Global Portfolio                        GLEQ
Prudential Jennison Portfolio                      GROWTH
Prudential Money Market Portfolio                  MMKT
Prudential Stock Index Portfolio                   STIX
Prudential Value Portfolio                         HIDV
SP AIM Core Equity Portfolio                       AIMCEP
SP T. Rowe Price Large-Cap Growth Portfolio        LARCP
SP Davis Value Portfolio                           VALUE
SP LSV International Value Portfolio               DEUEQ
SP Small Cap Growth                                VIFSG
SP William Blair International Growth              JENIN
SP Mid Cap Growth Portfolio                        MFSMC
SP PIMCO High Yield Portfolio                      HIHLD
SP PIMCO Total Return Portfolio                    RETRN
SP Prudential U.S. Emerging Growth Portfolio       EMRGW
SP Small-Cap Value                                 SMDVL
SP Strategic Partners Focus Growth Portfolio       STRPR
Janus Aspen Series Large Cap Growth Portfolio      JANSR
AST Advanced Strategies Portfolio                  AS196
AST AllianceBernstein Growth & Income              AS149
AST American Century Income & Growth               AS152
AST American Century Strategic Balanced            AS153
AST Cohen & Steers Realty                          AS155
AST Global Allocation Portfolio                    AS157
AST DeAM Large Cap Value Portfolio                 AS159
AST DeAM Small Cap Growth Portfolio                AS160
AST DeAM Small Cap Value Portfolio                 AS161
AST Federated Aggressive Growth                    AS163
AST First Trust Balanced Target Portfolio          AS194
AST First Trust Capital Appreciation
   Target Portfolio                                AS195
AST Mid-Cap Value                                  AS164
AST Goldman Sachs Concentrated Growth              AS166
AST High Yield Bond                                AS162
AST Goldman Sachs Mid Cap Growth                   AS167
AST Large-Cap Value                                AS169
AST JP Morgan International Equity                 AS186
AST Lord Abbett Bond Debenture                     AS170
AST Neuberger Berman Mid Cap Growth                AS174
AST Neuberger Berman Mid Cap Value                 AS175
AST Marsico Capital Growth                         AS171
AST MFS Growth                                     AS172
AST MFS Global Equity                              AS185
AST PIMCO Limited Maturity Bond                    AS177
AST AllianceBernstein Core Value                   AS179
AST AllianceBernstein Managed Index 500            AS180
AST Small Cap Value                                AS165
AST T. Rowe Price Asset Allocation                 AS182
AST T. Rowe Price Global Bond                      AS187
AST T. Rowe Price Natural Resources                AS181
AST Aggressive Asset Allocation Portfolio          AS189
AST Capital Growth Asset Allocation Portfolio      AS190
AST Balanced Asset Allocation Portfolio            AS191
AST Conservative Asset Allocation Portfolio        AS192
AST Preservation Asset Allocation Portfolio        AS193
Gartmore GVIT Developing Markets                   ME204
                                                               ---
TOTAL                                                          100%
                                                               ===
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ORD 99760                                                             Ed. 3/2006


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9  DOLLAR COST       [ ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as
   AVERAGING             indicated below.
   PROGRAM
                         TRANSFER FROM: __________________________________________________________________________

                         Option code: MMKT   $_________ , _________ , _________ , _________ OR _________%

                         TRANSFER FREQUENCY: [ ] Annually   [ ] Semiannually   [ ] Quarterly   [ ] Monthly

                         TRANSFER TO: ____________________________________________________________________________

                         The total of the two columns must equal 100 percent.

                         OPTION CODE   PERCENT   OPTION CODE   PERCENT

                         ___________   _______%  ___________   _______%

                         ___________   _______%  ___________   _______%

                         ___________   _______%  ___________   _______%

                     I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging
                     (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus.

10 AUTO-             [ ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio
   REBALANCING           mix automatically adjusted as allocated in section 8 under my variable investment options.

                         Adjust my portfolio: [ ] Annually   [ ] Semiannually   [ ] Quarterly   [ ] Monthly

                         Please specify the start date if different than the contract date:  _____   ___   ____
                                                                                             month   day   year

11 TELEPHONE         We will accept your transfers and reallocations over the telephone. Please indicate below if
   TRANSFERS         you wish to extend authority as follows.

                     [ ]  I authorize Prudential to accept telephone transfers and reallocation instructions from my Registered Investment Advisor.

12 AGGREGATION       [ ]  I have purchased another non-qualified annuity from Prudential or an affiliated company
   (non-qualified        this calendar year.
   annuities only)
                     Contract number __________

13 REPLACEMENT       THIS SECTION MUST BE COMPLETED.
   (Please enter
   additional        Will the proposed annuity contract replace any existing insurance policy(ies) or annuity
   comments in       contract(s)?
   section 16.)
                     [ ] Yes   [ ] No

                     If "YES", provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                     Company name
                     _____________________________________________________________________________________________

                     Policy or contract number   Year of issue (mo., day, year)   Name of plan (if applicable)
                     _________________________   ______________________________   ____________________________

                     THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.

                     Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

                     [ ] Yes   [ ] No
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ORD 99760                                                             Ed. 3/2006


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14 SIGNATURE(S)      If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                     No representative can make or change a contract or waive any of the rights.

                     I believe that this contract meets my needs and financial objectives. Furthermore, I (1)
                     understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2)
                     acknowledge receipt of the current prospectus for this contract and the variable investment options.

                     [ ]  If this contract has a joint owner, please check this box to authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

                     [ ]  If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                     [ ]  Check here to request a Statement of Additional Information.

                     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado
                     Division of Insurance within the Department of Regulatory Agencies.

                     CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

                     NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

                     ALL OTHER STATES: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

                     MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR
                     THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                     I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner is satisfied with the required minimum distributions from other IRA funds.

                     By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                     OWNER'S TAX CERTIFICATION

                     Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I [ ] HAVE
                     [ ] HAVE NOT (check one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

                     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                 OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                                                     (continued)

ORD 99760                                                             Ed. 3/2006


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14 SIGNATURE(S)      We must have both the owner's and annuitant's signatures even if this contract is owned by a
  (continued)        trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                     I hereby certify that all the information contained in this application is complete and true to the best of my knowledge.


                     X_______________________________________________________________________   _____   ___   ____
                      Contract owner's signature and date                                       month   day   year


                     X_______________________________________________________________________   _____   ___   ____
                      Joint owner's signature (if applicable) and date                          month   day   year


                     X_______________________________________________________________________   _____   ___   ____
                      Annuitant's signature (if applicable) and date                            month   day   year


                     X_______________________________________________________________________   _____   ___   ____
                      Co-annuitant's signature (if applicable) and date                         month   day   year


                     ------------------------------------------------------------------------
                     Signed at (city, state)

15 REPRESENTATIVE'S  This application is submitted in the belief that the purchase of this contract is appropriate
   SIGNATURE(S)      for the applicant based on the information provided and as reviewed with the applicant.
                     Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                     The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.


                     __________________________________________________________________   ________________________
                     Representative's name (Please print)                                 Rep's contract/FA number


                     X_________________________________________________________________   _____   ___   ____
                      Representative's signature and date                                 month   day   year


                     __________________________________________________________________   ________________________
                     Second representative's name (Please print)                          Rep's contract/FA number

                     X_________________________________________________________________   _____   ___   ____
                      Second representative's signature and date                          month   day   year

                     __________________________________________________________________   _______ ________________
                     Branch/field office name and code                                    Representative's
                                                                                          telephone number

16 ADDITIONAL
   REMARKS           _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________


                     STANDARD   PRUDENTIAL ANNUITY SERVICE CENTER   OVERNIGHT   PRUDENTIAL ANNUITY SERVICE CENTER
                     MAIL TO:   PO BOX 7960                         MAIL TO:    2101 WELSH ROAD
                                PHILADELPHIA, PA 19176                          DRESHER, PA 19025

                     If you have any questions, please call the Prudential Annuity Service Center at (888)
                     778-2888, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.

ORD 99760                                                             Ed. 3/2006


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